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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                -----------------


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         Date of Report: August 15, 2003



                                 IA Global, Inc.
             (Exact Name of Registrant as specified in its Charter)


          Delaware                    1-15863                   13-4037641
(State or other jurisdiction   (Commission File No.)           (IRS Employer
      of incorporation)                                   Identification Number)


             533 Airport Boulevard, Suite 400, Burlingame, CA 94010
                    (Address of principal executive offices)


                  Registrant's telephone number: (650) 685-2403



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ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

     On August 15, 2003, we executed an agreement to acquire, as of August 1, 2003, a 67% equity interest in Fan Club Entertainment Ltd., a privately held Japanese company. Fan Club Entertainment will provide advertising, merchandising, publishing, website and data management services to Cyberbred Co., Ltd., an affiliated company, which has recently signed a 5-year agreement with Marvel Entertainment Inc. and Marvel Characters Inc. to manage their fan club in Japan. The Marvel Characters hold the rights to well known characters such as Spider Man, The Hulk, X-Men, Daredevil, Captain America, and The Punisher, among many others. Cyberbred, currently holds the rights to manage the Universal Studio fan club in Japan.

     The purchase price for our equity interest in Fan Club Entertainment, which will be acquired from an affiliate of Cyberbred, is 134,000,000 Japanese Yen, or approximately $1,150,000 (based on the Japanese Yen/US dollar exchange rate on August 11, 2003), as well as a contingent payment of 350,000 shares of our common stock. We used our working capital to fund the cash portion of the purchase price.

     An affiliate of Inter Asset Japan LBO No. 1 Fund, which is one of our principal shareholders, owns an approximately 27% equity interest in Cyberbred.



ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

(a)  Financial Statements *

(b)  Pro Forma Financial Information *

(c)  Exhibits:

   EXHIBIT NO.                        DESCRIPTION
   ----------                         -----------

       2.1 Share Purchase Agreement, dated as of August 1, 2003, between IA Global, Inc. and Cyber Holdings Co., Ltd.
       2.2 Indemnification Agreement, dated as of February 10, 2003, among IA Global, Inc., Cyber Holdings Co., Ltd. and Fan Club Entertainment Co., Ltd.
       99.1      Press Release dated July 31, 2003


* Our inclusion within 15 days after this acquisition transaction of any required historical financial statements of Fan Club Entertainment and pro forma financial information relating to this transaction, as prescribed by Regulation S-X, promulgated by the Securities and Exchange Commission, is impracticable. We will file such historical financial statements and pro forma financial information no later than 75 days after this transaction.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  September 5, 2003           IA Global, Inc.
                                               (Registrant)

                                    By: /S/ ALAN MARGERISON
                                        --------------------------------------
                                         Alan Margerison
                                         President and Chief Executive Officer